FIRST FUNDS

              U.S. Treasury Money Market Portfolio
             U.S. Government Money Market Portfolio
                Municipal Money Market Portfolio
                     Cash Reserve Portfolio

                 SUPPLEMENT DATED JUNE 16, 2000
                TO THE OCTOBER 28, 1999 PROSPECTUS

            This supplement provides new information
          beyond that contained in the prospectus, and
       should be read in conjunction with such prospectus.


     The following sentence will be inserted at the end of the first paragraph under the subsection entitled "Investment
Requirements:"

          However, the Portfolios, in their own discretion, reserve the right to waive the minimum initial investment from $1,000 to $100 for certain programs offered by First
     Tennessee.